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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 3, 2005


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

             On August 3, 2005, American Tower Corporation ("American Tower") and SpectraSite, Inc. ("SpectraSite") issued a joint press release announcing that separate special meetings of stockholders were held by American Tower and SpectraSite in Boston, Massachusetts and Cary, North Carolina, respectively, with both companies receiving the necessary stockholder approvals to complete the previously disclosed merger. A copy of the joint press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial statements of businesses acquired.

             Not applicable

(b)          Pro forma financial information.

             Not applicable

(c)          Exhibits.

             EXHIBIT NO.       DESCRIPTION
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                99.1           Press Release, dated August 3, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPECTRASITE, INC.


Date:  August 3, 2005                       By:  /s/ Stephen H. Clark
                                                 ---------------------------
                                                 Name:  Stephen H.Clark
                                                 Title: President and Chief
                                                        Executive Officer


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EXHIBIT INDEX
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99.1     Press Release, dated August 3, 2005